SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CORNERWORLD CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 30, 2010

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of CornerWorld Corporation (the “Company”), which will be held at the Company’s offices, 12404 Park Central, Suite 400, Dallas, Texas 75251, on Friday, October 22, 2010 at 10:00 a.m. local time.

At this meeting, you will be asked:

1.	To elect four (4) Directors who will serve one-year terms or until their successors have been duly elected and qualified.

2.	To ratify the selection of Schumacher and Associates, as the Company’s independent registered public accountants for the fiscal year ending April 30, 2011.

3.	To transact such other business as may properly come before the meeting.

The enclosed notice and Proxy Statement contain details about the business to be conducted at the meeting. You may also read the notice and Proxy Statement on our web page at http://www.cornerworld.com/.

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet, which are available for review at http://www.cstproxy.com/cornerworld/2010. Instructions on how to access and review the proxy materials on the Internet can be found on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to all stockholders. The Notice will also include instructions for stockholders on how to access the proxy card to vote over the Internet and how to obtain paper copies of the proxy materials. Alternatively, you may request paper copies of the proxy materials by calling 1-888-221-0690, or sending a request to our corporate offices, 12404 Park Central, Suite 400, Dallas, Texas 75251, Attn: Chief Executive Officer. There is NO charge for requesting a paper copy. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted at the meeting.

Sincerely,

/s/ Scott N. Beck

Scott N. Beck

Chairman of the Board of Directors and Chief Executive Officer

Dallas, Texas

CORNERWORLD CORPORATION

12404 Park Central, Suite 400

Dallas, Texas 75251

______________

Notice of Annual Meeting of Stockholders

To Be Held October 22, 2010

______________

Time:	10:00 a.m. (local time)
Date:	October 22, 2010
Place:	CornerWorld Corporation
12404 Park Central, Suite 400
Dallas, Texas 75251

Items of Business:	(1) To elect four (4) Directors of the Company who will serve until the 2011 Annual Meeting of Stockholders or until their successors are elected and qualified;

(2) To ratify the selection of Schumacher and Associates, Inc. as our independent registered public accounting firm for the fiscal year ending April 30, 2011; and

(3) To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

Record Date:	You are entitled to attend the Annual Meeting and can vote if you were a stockholder of record as of the close of business on August 27, 2010.

Annual Report:	A copy of our April 30, 2010 Annual Report is enclosed.

Date of Mailing:	This notice and the Proxy Statement are first being mailed to stockholders on or about September 1, 2010.

By Order of the Board of Directors of

CornerWorld Corporation

/s/ Scott N. Beck

Scott N. Beck

Chief Executive Officer and Chairman of the Board of Directors

Dallas, Texas

August 30, 2010

YOUR VOTE IS IMPORTANT

It is important that your shares are represented and voted at the Annual Meeting. Whether or not you plan to attend the meeting, please provide your proxy by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope. Stockholders also may have the option of voting electronically through the Internet or by telephone. See “How Can I Vote?” below for more information. Please read the accompanying Proxy Statement and the voting instructions printed on your proxy card for details about electronic voting procedures. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the polls close at the meeting.

TABLE OF CONTENTS

General Information	5

Proposal One: Election of Directors	8

Directors, Executive Officers and Corporate Governance	9

Executive Compensation	11
Summary Compensation Table	11
Outstanding Equity Awards at Fiscal Year-End	12
Potential Payments on Termination or Change in Control	12
Benefit Plans	12

Director Compensation	13

Security Ownership of Certain Beneficial Owners and Management	13

Proposal Two: Ratification of Independent Registered Public Accounting Firm	14

Certain Relationships and Related Party Transactions	15

Other Matters	16

CORNERWORLD CORPORATION

12404 Park Central, Suite 400

Dallas, Texas 75251

______________

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 22, 2010

______________

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of CornerWorld Corporation (the “Company” or “CornerWorld”), a Delaware corporation, for the Annual Meeting of Stockholders of the Company to be held at the Company’s main offices, 12404 Park Central, Suite 400, Dallas, Texas 75251, on Friday, October 22, 2010, at 10:00 a.m. local time and at any adjournments or postponements thereof. Shares represented by proxy cards in the form enclosed will be voted at the Annual Meeting if the proxy card is properly executed, returned to the Company before the Annual Meeting and not revoked. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. These proxy materials were first mailed to stockholders on or about August 30, 2010.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider proposals:

(i)	To elect four Directors to serve a one-year term;

(ii)	To ratify the selection of Schumacher and Associates, Inc. as the Company’s independent registered public accountants for the fiscal year ending April 30, 2011; and

(iii)	To transact such other business as may properly come before the meeting.

The Board of Directors recommends that stockholders vote “FOR” the nominees for Director and “FOR” the proposal to ratify the selection of Schumacher and Associates, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will vote upon specific proposals as described in more detail in the proxy statement. In addition, our management will report on the Company’s performance over the last fiscal year and, following the meeting, respond to questions from stockholders.

Who may attend the Annual Meeting?

The Board of Directors set August 27, 2010 as the Record Date (the “Record Date”) for the Annual Meeting. All stockholders who owned shares of record of CornerWorld common stock at the close of business on the Record Date, or their duly appointed proxies, may attend and vote at the Annual Meeting or any adjournments thereof. Please note that if you hold shares in “street name” (that is, in a brokerage account or through a bank or other nominee), you will need to bring personal identification and a copy of a statement reflecting your share ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Who can vote?

Each stockholder who owned common stock of the Company (the “Common Stock”) at the close of business on the Record Date is entitled to one vote for each share of Common Stock held on all matters to be voted on. At the close of business on the Record Date, there were 95,518,317 shares of our Common Stock outstanding.

What am I voting on?

You will be voting on the following two items of business at the Annual Meeting:

•

The election of Mr. Scott N. Beck, Mr. Ned B. Timmer, Mr. Marc Blumberg and Mr. Peter A. Lazor to serve as Directors until the 2011 Annual Meeting of Stockholders or until their successors are elected and qualified; and

•	The ratification of Schumacher and Associates, Inc. as our independent registered public accounting firm for the fiscal year ending April 30, 2011.

We will also consider other business that properly comes before the meeting.

How many votes are required to hold the Annual Meeting?

The required quorum for the transaction of business at the Annual Meeting is a majority of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.  If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote certain shares as to certain matters, which is known as a “broker non-vote,” those shares will have no effect on the voting of such matter, but will be counted for purposes of establishing a quorum.

How many votes are required to pass a proposal?

A plurality of the votes cast is required to elect Directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. A vote is withheld when a properly executed proxy is marked “WITHHELD FROM ALL NOMINEES” or “FOR ALL NOMINEES EXCEPT AS NOTED ABOVE” for the election of one or more Directors. The affirmative vote of a majority of the votes present or represented and entitled to vote is required for all other matters.

What does it mean to vote by proxy?

By giving your proxy, you give someone else the right to vote your shares in accordance with your instructions. In this way, you assure that your vote will be counted even if you are unable to attend the Annual Meeting. In this case, we are asking you to give your proxy to Scott N. Beck, Chief Executive Officer, and his respective designees. If you give your proxy but do not include specific instructions on how to vote, your shares will be voted FOR the election of the Board’s nominees and FOR the ratification of the appointment of the independent accountants.

How does the Board recommend I vote on the proposals?

The Board recommends votes:

•	FOR the election of each of the nominees for Director named in this Proxy Statement; and

•	FOR the ratification of Schumacher and Associates, Inc. as our independent registered public accounting firm for fiscal 2011.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most CornerWorld stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Co, CornerWorld’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by CornerWorld. As the stockholder of record, you have the right to grant your voting proxy or to vote in person at the Annual Meeting. CornerWorld has enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote your shares.  Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

How can I vote?

CornerWorld is offering stockholders of record the following methods of voting:

•	Electronic Voting by Telephone or Internet (available only to beneficial owners):

—  Telephone: You may vote by telephone; or

—  Internet: You may vote over the Internet;

•

Proxy Card (available to beneficial and record owners): You may indicate your vote on the enclosed proxy card by signing and dating the card where indicated and mailing the card in the enclosed prepaid envelope; or

•

In-Person (available to beneficial and record owners): You may also vote in person at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes for the election of Directors, so you will not be able to vote more than once for any individual Director, even if you withhold your vote for any other Director.

What happens if additional proposals are presented at the Annual Meeting?

Other than the election of Directors and the ratification of the independent registered public accounting firm, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, Scott N. Beck, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under our By-laws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present proposals at the Annual Meeting.

Can I change my vote?

You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy card with a later date and returning it to us prior to the Annual Meeting;

•	voting again by telephone or through the Internet prior to 11:59 pm (EDT), on October 21, 2010;

•	giving written notice to the Corporate Secretary of the Company by October 21, 2010; or

•	voting again at the meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you notify our Corporate Secretary in writing before the polls close that you wish to revoke a previous proxy. You may revoke your proxy at any time before the proxy has been voted at the Annual Meeting by taking one of the actions described above.

Who will count the votes?

Representatives of our transfer agent, Continental Stock Transfer & Trust Co., will count the votes and will serve as the independent inspector of the election.

What if I return my proxy card but do not provide voting instructions?

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•	FOR the election of each of the nominees for Director named in this Proxy Statement: Mr. Scott N. Beck, Mr. Ned B. Timmer, Mr. Marc Blumberg and Mr. Peter A. Lazor; and

•	FOR the ratification of Schumacher and Associates, Inc. as our independent registered public accounting firm for the fiscal year ending April 30, 2011.

Will my shares be voted if I do not provide my proxy?

If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be entitled to vote with respect to that matter.  Accordingly, a “broker non-vote” will be counted toward the establishment of a quorum, but, once a quorum is established, will have no effect on the voting on such matter.

Who is soliciting proxies?

Solicitation of proxies will be made by the Company’s management through the mail, in person, over the Internet or by telephone, without any additional compensation being paid to the Company’s management.  The cost of such solicitation will be borne by the Company.  In addition, the Company has requested that all brokers and other custodians of the Company’s stock forward proxies and soliciting materials to our stockholders.  The Company will reimburse them for the expenses incurred in so doing.

Deadline for receipt of stockholder proposals for 2011 Annual Meeting of Stockholders.

A stockholder wishing to submit a proposal to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2011 Annual Meeting of Stockholders must submit the proposal in writing, and the proposal must be received by CornerWorld no later than May 30, 2011.

Date of our fiscal year end.

This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and also additional information about CornerWorld, its officers and Directors. Some of the information is stated as of the end of fiscal 2010, and some information is provided as of a more current date. Our fiscal year ends on April 30.

PROPOSAL ONE:    ELECTION OF DIRECTORS

The Company currently has 4 Directors. The term of each Director expires at the Company’s annual meeting each year. The persons whose names are listed below have been nominated for election as Directors by the Board of Directors. Each nominee, if elected, will serve until the Annual Meeting in 2011 or until his successor has been elected and qualified.

The Board of Directors’ nominees for election as Directors for a one-year term expiring at the Company’s annual meeting in 2011 are as follows:

Name of Director	Age	Positions with CornerWorld Since
Scott N. Beck	36	Chief Executive Officer and Director, 2007
Ned. B. Timmer	52	Director, 2009
Marc Blumberg	37	Director, 2008
Peter A. Lazor	41	Director, 2009

Scott N. Beck was appointed Chairman and CEO of CornerWorld after founding CornerWorld in 2007.  Prior to founding CornerWorld Corporation, from 2004 to present, Mr. Beck has served as Chairman and President of Beck Ventures, a venture capital firm that he founded.  Prior to founding Beck Ventures, Mr. Beck worked as an Associate Vice-President at JP Morgan Chase and Co's Lab Morgan where he focused on new business formation and corporate strategy for the bank globally. Prior to joining JP Morgan Chase, Mr. Beck was a member of SG Cowen's leveraged Finance Group, where he provided support to clients who access the high yield and leveraged finance capital markets. Preceding SG, Mr. Beck was a senior auditor at Ernst and Young LLP. Mr. Beck received a Masters of Accounting from the Kozmetsky School of Business at the University of Texas at Austin where he completed his B.B.A. Mr. Beck is a member of the Board of Directors of United Texas Bank and is President of Beck Properties Trophy Club. The Board of Directors has determined that Mr. Beck’s prior experience working as an investment banker on Wall Street with both high-tech and public companies make him uniquely qualified to serve as the chairman of CornerWorld.

Ned B. Timmer was appointed Director as a result of CornerWorld’s February 23, 2009 acquisition of Woodland Holdings.  Mr. Timmer has been the President of Woodland Wireless, T2 Communications, T2TV, RANGER Wireless Solutions and Visitatel, all of which are subsidiaries of the Company’s Woodland Holdings division, since 2003. Mr. Timmer was previously the President of Brocom Telecom LLC and worked for AT&T for approximately 25 years. Mr. Timmer currently serves on the boards of the Boys and Girls Club of Holland, the Holland Chamber of Commerce, the HCC Foundation, and has served on the board of Paragon Bank and Trust. Mr. Timmer attended Oakland Community College in Farmington Hills, Michigan, and was the 2004 recipient of the Holland Chamber of Commerce’s Lou Hallacy Distinguished Service Award. The Board of Directors has determined that Mr. Timmer’s experience in being the prior owner of the subsidiaries of the Woodland Holdings division, as well as his tenure at AT&T adequately qualify him to serve on the Board of Directors.

Marc Blumberg was appointed Director subsequent to CornerWorld’s August 27, 2008 acquisition of Enversa Companies.  Mr. Blumberg has been with imc2 since 1997 and currently serves as their President. He leads their clients in developing innovative and effective marketing strategies.  Mr. Blumberg helped build the company from six to a staff of over 500 people providing services to Procter & Gamble, The Coca-Cola Company, and GlaxoSmithKline. Before joining imc2, Mr. Blumberg was a strategy consultant for Gemini Consulting’s MAC Group and for the New England Consulting Group. Mr. Blumberg has spent his professional career consulting with FORTUNE 500 companies. He holds a Bachelor of Science in Economics from the University of Pennsylvania’s Wharton School of Business. The Board of Directors has determined that Mr. Blumberg’s joint experience with imc2 and serving as a consultant to FORTUNE 500 companies adequately qualifies him to serve on the Board of Directors.

Peter A. Lazor was appointed Director and Chief Operating Officer-Woodland Holdings since CornerWorld’s February 23, 2009 acquisition of Woodland Holdings.  Mr. Lazor, has been the President of Cardinal Points, a new technology advisory firm, since January, 2007. Prior to establishing Cardinal Points, Mr. Lazor served as Vice President of BCN Telecom from March 2004 to January 2007. From 2000 to 2004 Mr. Lazor was Director of Business Development EMEA for M7 Networks Ltd. (funded by Qualcomm) and Cascadent Communications Ltd. (funded by Cisco Systems and HP) in London. From 1993 to 1999 Peter was the Founder and President of Mountel Communications based in Prague. Peter holds a Bachelors of Science Degree from Babson College and was a 1991 Thomas J. Watson Fellow. The Board of Directors has determined that Mr. Lazor’s experience serving as a technology consultant adequately qualifies him to serve on the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR THE BOARD OF DIRECTORS.

For a discussion of proceedings, please see the description in "Item 3. Legal Proceedings" in the Company's Annual Report on Form 10-K, filed on August 13, 2010, which is incorporated by reference herein.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board of Directors. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to stockholders. The Board believes that its practices align management and stockholder interests. Highlights of our corporate governance practices are described below.

Composition of the Board of Directors

Currently, we have 4 members on our Board of Directors.  Their identities and biographies are detailed in the previous section: Election of Directors.  Our Board of Directors is not currently divided into classes.

Additional Executive Officers

V. Chase McCrea III, age 42, has served as our Chief Financial Officer since his appointment September 18, 2009.  Mr. McCrea is a CPA with over 18 years of experience working with and for public companies serving in a variety of capacities.  Until July 2007, Mr. McCrea had served as the Interim Chief Financial Officer and Vice President of Finance of Home Solutions of America, Inc., a publicly traded construction concern. Prior to that, he worked as the Director of Finance for Penson Worldwide, Inc., an international securities clearing firm dating to the summer of 2006, and also as a Manager of SEC Reporting for chemical giant Celanese dating to the summer of 2005. For several years prior to 2005 Mr. McCrea had served as the Director of SEC Reporting for technology company DG Systems (the predecessor company to DG/FastChannel, Inc.) as well as serving as the Director of Finance for approximately five years for a telecommunications provider. Mr. McCrea’s experience includes over eight years working for Big Four accounting firms, where he attained the level of assurance manager. Mr. McCrea holds a Bachelor’s of Science in Accounting from the highly regarded accounting school at the University of Southern California. The Board of Directors has determined that Mr. McCrea’s experience working with and for publicly traded companies adequately qualifies him to serve as Chief Financial Officer.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers, and any persons holding 10% or more of the Company’s common stock, to file reports of ownership and any changes in ownership of the Company’s stock. To the best of the Company’s knowledge, during the fiscal year ended April 30, 2010 its executive officers and directors complied with the Section 16(a) requirements, except that Mr. Timmer has not filed his Form 4 subsequent to the exercise of his warrants and Mr. McCrea filed his Form 3 after the required filing deadline.

Code of ethics

The Company has not currently adopted a code of ethics.

Director Independence

Our common stock is currently quoted on the OTC Bulletin Board and is not listed on the Nasdaq Stock Market or any other national securities exchange. Accordingly, we are not currently subject to the Nasdaq continued listing requirements or the requirements of any other national securities exchange. Nevertheless, in determining whether a director or nominee for director should be considered "independent" the board utilizes the definition of independence set forth in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The board has determined that Mr. Peter Lazor qualifies as "independent " pursuant to this rule.

Board meetings

The Board of Directors held ten meetings during the fiscal year ended April 30, 2010, two of which were meetings solely designated for approval of the April 30, 2011 operating budget.  Mr. Beck and Mr. Blumberg attended all ten meetings while Mr. Timmer and Mr. Lazor missed one meeting.  Directors receive no compensation for meeting attendance.

Board committees

We do not have an audit, nominating or compensation committee. We intend, however, to establish an audit committee and a compensation committee of our Board of Directors in the future. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

We do not have an audit committee financial expert on our Board because we do not have an audit committee and hiring an expert would be cost prohibitive.

Board Structure

Our Board has not chosen to separate the positions of Chief Executive Officer and Chairman of the Board in recognition of the fact that our operations are sufficiently limited that such separation would not serve any useful purpose. Our Chairman and Chief Executive Officer is responsible for setting the strategic direction for our company and for the day-to-day leadership of our Company, as well as setting the agenda for Board meetings and presiding over meetings of the full Board.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole. The whole Board considers strategic risks and. opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board's leadership structure facilitates the division of risk management oversight responsibilities and enhances the Board's efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Communications with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company by sending communications to the attention of the Chief Executive Officer at 12404 Park Central Avenue, Suite 400, Dallas, Texas 75251.  If stockholders feel that their questions have not been sufficiently addressed through communications with the Chief Executive Officer, they may communicate with the Board of Directors by sending their communications to the Board of Directors, c/o the Chief Executive Officer at the same address.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by our Chief Executive Officer and our Chief Financial Officer for the last two fiscal years.  We do not have any other executive officers who were awarded, earned or were paid over $100,000.

Name and principal position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e) (1)	Option Awards ($)(f)(2)	All Other Compensation ($)(i)	Total ($)(j)
Scott N. Beck, Chairman of the Board of Directors, Chief Executive Officer	2010	250,000	134,375	—	—	—	384,375
	2009	41,667	—	7,161	—	190,000(3)	238,828

V. Chase McCrea III, Chief Financial Officer	2010	109,598(4)	13,000	—	8,500	—	131,098

(1)

The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with ASC Topic 718 (formerly FAS 123[R]) of stock awards granted to each named executive officer, and therefore include amounts from awards granted in and prior to the applicable fiscal year. Assumptions used in the calculation of this amount are included in footnote 8 to the Company’s audited financial statements for the fiscal year ended April 30, 2010 included in the Company’s Annual Report on Form 10-K.

(2)

The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with ASC 718 with respect to outstanding stock options granted to each executive officer, whether granted in that fiscal year or in prior fiscal years. These balances have not been adjusted for the potential impact of estimated forfeitures. Assumptions used in the calculation of this amount are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended April 30, 2009 included in this Annual Report on Form 10-K.

(3)	Amounts reported reflect a fee earned for completion of the Woodland Acquisition.

(4)	Amounts reported include salary and consulting compensation earned prior to Mr. McCrea being named Chief Financial Officer effective September 18, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information regarding stock option awards previously granted which were outstanding at April 30, 2010.

		Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (b)	Number of Securities Underlying Unexercised Unexercisable Options (c)	Equity Incentive Plan: Number of Securities Underlying Unexercised Unearned Options (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares of Units of Stock That Have Not Vested (g)	Market Value of Shares of Units of Stock That Have Note Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (j)
Scott N. Beck	—	—	—	—	—	—	—	—	—
V. Chase McCrea III	51,781	198,219	—	—	—	—	—	—	—

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Mr. Beck is the only named Executive Officer currently employed subject to an employment agreement.  Accordingly, he is the only named Executive Officer entitled to a payment for termination or change in control.  Should Mr. Beck be terminated prior to the expiration of his contract for a reason other than cause, as defined, he is entitled to the following:

a)	Payment of the full amount of base salary for the days remaining of the contract for the full three (3) year period of the contract; paid in full within ten (10) days of the date of termination

b)

Any bonus amount that would otherwise have been payable to Employee, payable on the next date on which a bonus amount would have otherwise been payable to Employee following the  termination Date, prorated through the Termination Date;

c)	any vacation pay accrued but unpaid as of the Termination Date, payable in a single lump sum payment on the Termination Date; and

d)	the lump sum payment of One Million Dollars ($1,000,000) paid in full within ten (10) days of the date of termination.

BENEFIT PLANS

Incentive Stock Plan

On August 17, 2007, the Company’s Board of Directors adopted and implemented the Company’s 2007 Incentive Stock Plan. Under the Incentive Stock Plan, the Company is authorized to issue 4,000,000 shares of its common stock to the Company’s directors, officers, employees, advisors or consultants.

Stock Compensation Plan

On August 17, 2007, the Company’s Board of Directors adopted and implemented the Company’s 2007 Stock Compensation Plan. The total number of shares of the Company’s common stock which may be purchased or granted directly by Options, Stock Awards or Warrants under the Compensation Plan shall not exceed 4,000,000 shares of the Company’s common stock.

DIRECTOR COMPENSATION

Employee Directors do not receive cash compensation for their service on our Board of Directors.  We do not compensate our directors for their time spent on our behalf, but they are entitled to receive reimbursement for all out of pocket expenses incurred for attendance at our Board of Director meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of August 3, 2010 (except where otherwise noted), certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s Directors, (iii) each of the executive officers and (iv) all current Directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. As of August 3, 2010, the Directors and executive officers of the Company held a total of 55,536,606 shares of Common Stock entitled to vote, representing 54.7% of the then outstanding shares of Common Stock.

Beneficial Owner	Amount of Common Stock Beneficially Owned as of August 3, 2010 (1)	Percentage of Common Stock Outstanding (1)

Executive Officers and Directors (2)
Scott Beck (3)	16,465,236	17.0%
Marc Blumberg (4)	2,069,589	2.1%
Peter Lazor (5)	250,000	*%
Ned Timmer (6)	36,700,000	37.3%
V. Chase McCrea III (7)	51,781	*%
All executive officers and directors as a group (consisting of 5 individuals)	55,536,606	54.7%

Other 5% stockholders:
Jarrod Beck (8)	5,005,015	5.2%
Internet University, Inc. (9)	7,632,000	8.0%
IU Holdings II, LP (9)	9,900,000	10.4%

Total Executive Officers, Directors and Affiliates (2)	78,073,621	70.9%

*	Less than 1% of the outstanding shares of Common Stock.

(1)

The number of shares of Common Stock outstanding as of August 3, 2010 was 110,194,837. The number of beneficially owned shares includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 3, 2010 as well as warrants that are immediately exercisable.

(2)

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the officers and Directors named in the table have sole voting and investment power with respect to all shares of Common Stock. Unless otherwise indicated, the business address of each beneficial owner listed is 12404 Park Central, Suite 400, Dallas, Texas 75251.

(3)	Includes 1,321,000 shares issuable upon exercise of warrants immediately exercisable as of August 3, 2010.

(4)

Includes 1,500,000 warrants to purchase common stock exercisable within sixty (60) days of August 3, 2010. In addition, the number includes 209,589 shares issuable upon exercise of stock options exercisable at or that vest within 60 days of August 3, 2010.

(5)	Includes 250,000 warrants to purchase common stock exercisable within sixty (60) days of August 3, 2010.

(6)

Includes 400,000 shares held by HCC.  Mr. Timmer is the President of HCC and has sole voting power and sole dispositive power over the shares of common stock held by HCC.   Also includes 2,750,000 warrants held by Mr. Timmer pending the expected close of the sale of the T2 Group.

(7)	Includes 51,781 shares issuable upon exercise of stock options exercisable at or that vest within 60 days of August 3, 2010.

(8)	Mr. Beck is the brother of the Company’s Chief Executive Officer Scott Beck. His business address is 12222 Merit Drive, Dallas, Texas 75251

(9)

Mr. Blumberg is a shareholder of Internet University which is an investor in IU Investments, LLC.  Mr. Blumberg is the President of Internet University, Inc.   The business address of each of these entities is 12404 Park Central, Suite 400, Dallas, Texas 75251.

Equity Compensation Plans

The following table summarizes as of April 30, 2010, the shares of common stock authorized for issuance under our equity compensation plans:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	$0.00	—
Equity compensation plans not approved by security holders	8,000,000	$0.67	5,421,000
Total	8,000,000	$0.67	5,421,000

PROPOSAL TWO:    RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Schumacher and Associates, Inc. to audit our consolidated financial statements for the fiscal year ended April 30, 2011.  The Company engaged Schumacher and Associates, Inc. as its independent auditors for the year ended April 30, 2010.

Representatives of Schumacher and Associates, Inc.  will be present at the Annual Meeting telephonically and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

We are asking our stockholders to ratify the selection of Schumacher and Associates, Inc. as our independent registered public accounting firm. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of Schumacher and Associates, Inc. to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Company may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Audit and Related Fees

The following is a summary of fees and services approved by the Company and performed by Schumacher and Associates, Inc. for the fiscal years ended April 30, 2010 and 2009.

Year ended April 30,
	2010	2009

Audit Fees (1)	$ 37,500	$ 23,500
Audit Related Fees (2)	—	—
Total (3)	$ 37,500	$ 23,500

(1)

Audit Fees. This represents the aggregate fees billed to us in each of fiscal 2010 and fiscal 2009 for professional services rendered by Schumacher and Associates, Inc. for (i) the audit of our annual financial statements included in our annual report on Form 10-K and (ii) the review of our interim financial statements included in the quarterly reports.

(2)

Audit-Related Fees. The aggregate fees billed to us in each of fiscal 2010 and fiscal 2009 for professional services rendered by Schumacher and Associates, Inc. for audit-related fees including statutory and regulatory filings was zero.  We do not currently engage Schumacher and Associates, Inc. to perform internal control testing.

(3)	Tax Fees. We do not currently engage Schumacher and Associates, Inc. to perform tax services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF SCHUMACHER AND ASSOCIATES, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During a portion of the year ended April 30, 2009, the Company used the offices of its Chief Executive Officer for its minimal office facility needs for no consideration. No provision for these costs has been provided since it has been determined that they are immaterial.

The Company’s Enversa division receives administrative support from its former parent company, Internet University, Inc. (“Internet University”). Included in such administrative support are human resources, accounting, information technology and facilities services. Enversa operates from office space provided by Internet University and utilizes furniture and equipment provided by Internet University in such office space. The costs of such services have been billed to Cornerworld and are reflected in the income statements in the total amount of $256,862 and $264,796 for the years ended April 30, 2010 and 2009, respectively.

Additionally, all of CornerWorld’s and Enversa’s employees are leased to Enversa through the Transition Services Agreement between Cornerworld, Enversa, and Internet University, Inc. CornerWorld and Enversa employees are paid under the federal employer identification number and are included in the employee benefit programs, such as life, health and disability insurance and 401(k) of a subsidiary of Internet University. CornerWorld paid a total of $1,493,279 and $492,885 of actual salaries for CornerWorld’s corporate and Enversa personnel during the years ended April 30, 2010 and 2009, respectively, as well as an allocation of payroll taxes and employee benefits calculated at 15% of salary.

On August 27, 2008, Enversa entered into a $500,000 line of credit with Internet University which was originally intended to expire on February 23, 2009. From time to time, Enversa and Internet University amended the line of credit, which extended the maturity date until December 31, 2010 and provided a schedule for payments. The line of credit bears interest at 8.00% per annum and is secured by a second priority security interest in CornerWorld’s membership interests in Enversa, a first priority security interest in all of Enversa’s assets and in all products, proceeds, revenues, distributions, dividends, stock dividends, securities and other property, rights and interests that Cornerworld and Enversa receives or is at any time entitled to receive. There was an outstanding balance of $215,000 under the line of credit at April 30, 2010 and the Company no longer has access to the unused portion. The Company recognized interest expenses totaling $23,575 during the year ended April 30, 2010 related to this line of credit.

On February 23, 2009 the Company completed the Woodland Acquisition. Pursuant to the acquisition, the Company issued debt and equity securities to Mr. Ned Timmer who became a member of the Board of Directors and the President of the Company’s Woodland division. Mr. Timmer is the holder of the Company’s $4,200,000 secured debenture as well as a holder of the Company’s $3,100,000 purchase money note. The Company recognized interest expenses payable to Mr. Timmer totaling approximately $886,333 and $160,000 on these two facilities during the years ended April 30, 2010 and 2009, respectively. In addition, the Company leases office space for the Company's Woodland division from an entity owned by Mr. Timmer. During the year ended April 30, 2010, the Company paid approximately $211,644 in rent and management fees to Mr. Timmer as a result of this lease.

During the year ended April 30, 2009, the Company issued 420,000 shares of its common stock to our chief executive officer, a trust for the benefit of our chief executive officer’s mother and to our chief executive officer’s cousin in connection with their agreement to extend the term on certain notes payable.

In connection with the closing of the Woodland Acquisition, the Company issued 1,321,000 warrants to our Chief Executive Officer to purchase the Company’s common stock at an exercise price of $0.20 per share. As of April 30, 2010, the Company has accrued liabilities totaling approximately $315,000 to our Chief Executive Officer.

As part of the Enversa acquisition, the Company borrowed $1,500,000 from Internet University, Inc. A member of the Company’s Board of Director as well as one of the selling partners of Enversa is the president of Internet University, Inc. The Company recorded interest of $115,247 and $46,301 on this facility during the years ended April 30, 2010 and 2009, respectively.

As part of the Woodland Acquisition, the Company borrowed $1,900,000 from IU Investments LLC. A member of the Company’s Board of Director as well as one of the selling partners of Enversa is an employee of the parent of IU Investments LLC. The Company recorded interest of $177,219 and $42,476 on this facility during the years ended April 30, 2010 and 2009, respectively.

Policy Regarding Transactions with Related Persons

We do not have a formal, written policy for the review, approval or ratification of transactions between us and any director or executive officer, nominee for director, 5% stockholder or member of the immediate family of any such person that are required to be disclosed under Item 404(a) of Regulation S-K. However, our policy is that any activities, investments or associations of a director or officer that create, or would appear to create, a conflict between the personal interests of such person and our interests must be assessed by our Chief Executive Officer and our Chief Financial Officer.

OTHER MATTERS

The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote the shares they represent as the Board of Directors may recommend.  Discretionary authority with respect to such matters is granted by the execution of the enclosed Proxy.

The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2010 has been mailed concurrently with the mailing of the Notice of Annual Meeting.  Except as otherwise disclosed in this Proxy Statement, the Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

By Order of the Board of Directors,

/s/ Scott N. Beck

Scott N. Beck

Chairman of the Board and Chief Executive Officer

August 30, 2010

FORM OF PROXY

CORNERWORLD CORPORATION

12404 Park Central, Suite 400, Dallas, Texas 75251

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CORNERWORLD CORPORATION  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 22, 2010.

The undersigned (i) acknowledges receipt of the Notice dated August 30, 2010, of the Annual Meeting of Stockholders of CornerWorld Corporation (the “Company”) to be held on Friday, October 22, 2010, at 10:00 a.m. local time at the Company’s main offices, 12404 Park Central, Suite 400, Dallas, Texas 75251 and the Proxy Statement in connection therewith and (ii) appoints Scott N. Beck, the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned on October 22, 2010, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any postponements or adjournments thereof, and the undersigned directs that this proxy be voted as set forth on the reverse.

If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any postponements or adjournments thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.

(Continued and to be signed on the reverse side)

Δ FOLD AND DETACH HERE Δ

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCKS AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

Please mark your votes as indicated in this example	☒

1.	To elect a Director to serve a one-year term expiring in 2011 or until his successor has been duly elected and qualified.

	FOR	WITHHOLD AUTHORITY
Scott N. Beck	☐	☐
Ned B. Timmer	☐	☐
Marc Blumberg	☐	☐
Peter A. Lazor	☐	☐

FOR ALL NOMINEES EXCEPT AS NOTED ABOVE	☐
WITHHELD FROM ALL NOMINEES	☐

2.	To ratify the selection of Schumacher and Associates, Inc. as the Company’s registered public independent accountants for the fiscal year ending April 30, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. No postage is required. You may nevertheless vote in person if you do attend.

Dated: _____________________________, 2010

__________________________________________ Signature of Stockholder

__________________________________________ Signature of Stockholder

__________________________________________ Title, if applicable

Δ FOLD AND DETACH HERE Δ